EXHIBIT 10.1

FIRST AMENDMENT TO
STANDSTILL AGREEMENT

This First Amendment to Standstill Agreement (this “Amendment”) is effective as of November 17, 2016 by and between Perceptron, Inc., a Michigan corporation (the Company”) and Harbert Discovery Fund LP, Harbert Discovery Fund GP, LLC, Harbert Fund Advisors Inc. and Harbert Management Corporation (collectively, the “Holders”). Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Executive are parties to that certain Standstill Agreement dated as of August 9, 2016 (the “Agreement”); and

WHEREAS, the parties wish to amend the Agreement as set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.           Section 5(a)(vii) of the Agreement shall be amended and restated to read as follows:

(vii)     upon the appointment of a new President and Chief Executive Officer, by June 1, 2017, the new President and Chief Executive Officer will be appointed to the Board to fill a vacancy left by the resignation of either Robert S. Oswald or Terryll R. Smith, who will resign at that time to facilitate such appointment.

2.            If there is any inconsistency or ambiguity between this Amendment and the Agreement, this Amendment shall control in all respects.

3.            Except as is specifically set forth in this Amendment, the remaining provisions of the Agreement are not otherwise modified or amended, and all such provisions of the Agreement shall remain in full force and effect.

4.            This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, and each of which, when so executed, shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

Perceptron, Inc.

By:	/s/ W. Richard Marz
Name: W. Richard Marz
Title: Chairman, President and CEO

HARBERT DISCOVERY FUND, LP
By: Harbert Discovery Fund GP, LLC

By:	/s/ Kevin A. McGovern
Name: Kevin A. McGovern
Title: Vice President and Associate General Counsel

HARBERT DISCOVERY FUND, GP, LLC

By:	/s/ Kevin A. McGovern
Name: Kevin A. McGovern
Title: Vice President and Associate General Counsel

HARBERT FUND ADVISORS, INC.

By:	/s/ John W. McCullough
Name: John W. McCullough
Title: Executive Vice President and General Counsel

HARBERT MANAGEMENT CORPORATION

By:	/s/ John W. McCullough
Name: John W. McCullough
Title: Executive Vice President and General Counsel

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